Exhibit 10.5

Execution Version

May 14, 2025

Renatus Tactical Acquisition Corp I
1825 Ponce de Leon Blvd, Suite 260
Coral Gables, FL 33134

Re:        Initial Public Offering

Ladies and Gentlemen:

This letter (this “Letter Agreement”) is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) proposed to be entered into by and between Renatus Tactical Acquisition Corp I, a Cayman Islands exempted company (the “Company”), and Clear Street LLC, as representative (the “Representative”) of the several underwriters (each, an “Underwriter” and collectively, the “Underwriters”), relating to an underwritten initial public offering (the “Public Offering”), of 21,000,000 of the Company’s units (“Units”) (or up to 24,150,000 Units in the aggregate, which includes up to 3,150,000 Units that may be purchased by the Underwriters to cover over-allotments, if any), each comprised of one Class A ordinary share of the Company, par value $0.0001 per share (each, an “Ordinary Share”), and one-half of one redeemable public warrant (each whole warrant, a “Warrant”), which terms of the Public Offering may be changed according to the disclosure that will be filed with the Securities and Exchange Commission (the “Commission”) before the consummation of the Public Offering. Each Warrant entitles the holder thereof to purchase one Ordinary Share at a price of $11.50 per share, subject to adjustment. The Units shall be sold in the Public Offering pursuant to a registration statement on Form S-1 and a prospectus (the “Prospectus”) filed by the Company with the Commission. Certain capitalized terms used herein are defined in paragraph 11 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the Public Offering and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the other undersigned persons and each person who hereafter becomes a party to this Letter Agreement (each, a “Non-Sponsor Investor” and collectively, the “Non-Sponsor Investors”), hereby agree with the Company as follows:

1.          Each Non-Sponsor Investor agrees with the Company that if the Company seeks shareholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, each Non-Sponsor Investor shall vote any Shares then owned by each Non-Sponsor Investor, whether acquired in the Public Offering or the secondary public market, in favor of any proposed Business Combination (including any proposals recommended by the Company’s board of directors in connection with such Business Combination). If the Company seeks to consummate a proposed Business Combination by engaging in a tender offer, each Non-Sponsor Investor agrees that it, he or she will not sell or tender any Shares owned by it, him or her in connection herewith. If the Non-Sponsor Investor breaches its obligations under this Section 1, International SPAC Management Group I LLC, a Cayman Islands limited liability company (“Sponsor HoldCo”) shall have the right to acquire any Founder Shares beneficially owned by the Non-Sponsor Investor for a purchase price of $0.10 per share. If the Non-Sponsor Investor has transferred such Founder Shares to another person and is therefore not able to return the Founder Shares, the Non-Sponsor Investor shall be obligated to pay Sponsor HoldCo an amount in cash equal to $10.00 multiplied by the number of Founder Shares such Non-Sponsor Investor has transferred. For the avoidance of doubt, such payment shall not preclude the Company or Sponsor HoldCo from seeking any additional remedies or damages resulting from the Non-Sponsor Investor’s breach of this Agreement.

2.         Each Non-Sponsor Investor acknowledges that each Non-Sponsor Investor has no right, title, interest or claim of any kind in or to any monies held in the Trust Account or any other asset of the Company as a result of any liquidation of the Company with respect to the Founder Shares held by each Non-Sponsor Investor if the Company fails to complete a Business Combination within the Completion Window.

3.       Each Non-Sponsor Investor hereby further waives, with respect to any Founder Shares held by each Non-Sponsor Investor, any redemption rights each Non-Sponsor Investor may have in connection with (x) the consummation of a Business Combination, including, without limitation, any such rights available in the context of a shareholder vote to approve such Business Combination or in the context of a tender offer made by the Company to purchase Founder Shares and (y) a shareholder vote to amend the Articles (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Offering Shares if the Company does not complete its initial Business Combination within the Completion Window, or (z) with respect to any other material provision relating to shareholders’ rights or pre-initial Business Combination activity (although the Non-Sponsor Investors shall be entitled to redemption and liquidation rights with respect to any Offering Shares that each Non-Sponsor Investor then holds, if the Company fails to consummate a Business Combination within the Completion Window).

4.         Each Non-Sponsor Investor hereby agrees and acknowledges that: (i) the Underwriters and the Company would be irreparably injured in the event of a breach by a Non-Sponsor Investor of any of their obligations under paragraphs 1, 2, 3, 5(a), and 5(b) of this Letter Agreement (ii) monetary damages may not be an adequate remedy for such breach and (iii) the non-breaching party shall be entitled to seek injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

5.          (a) Each Non-Sponsor Investor agrees that, with respect to 90% of the Founder Shares that each Non-Sponsor Investor, directly or indirectly, holds: it, he or she shall not Transfer any Founder Shares (or Ordinary Shares issuable upon conversion of the Founder Shares) until the earlier of (A) six (6) months after the completion of the Company’s initial Business Combination and (B) subsequent to the Business Combination, (x) if the last reported sale price of the Ordinary Shares equals or exceeds $12.50 per share (as adjusted for share sub-divisions, share dividends, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination or (y) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property (such lock-up period, the “Founder Shares Lock-up Period”). For the avoidance of doubt, 10% of the Founder Shares held by each Non-Sponsor Investor shall not be subject to the Founder Shares Lock-up Period.

(b)          Each Non-Sponsor Investor agrees that each Non-Sponsor Investor shall not Transfer any Private Placement Warrants (or Ordinary Shares issued or issuable upon the exercise of the Private Placement Warrants), until 30 days after the completion of the Company’s initial Business Combination (such lock-up period, together with the Founder Shares Lock-up Period, the “Lock-up Periods”).

(c)         Notwithstanding the provisions set forth in paragraphs 5(a) and 5(b), Transfers of the Founder Shares and Ordinary Shares issued or issuable upon conversion of the Founder Shares, and that are held by any Non-Sponsor Investor or any of their Permitted Transferees (as defined below) that have complied with this paragraph 5(c), are permitted:

(i)          to any of the Company’s officers, directors, advisors or consultants, any affiliate or family member of any of the Company’s officers, directors, advisors or consultants, any members or partners of the Initial Shareholders or their affiliates and funds and accounts advised by such members or partners, any affiliates of the Initial Shareholders, or any employees of such affiliates;

(ii)         in the case of an individual, by gift to a member of the individual’s immediate family, or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person, or to a charitable organization;

(iii)        in the case of an individual, by virtue of laws of descent and distribution upon death of the individual;

(iv)        in the case of an individual, pursuant to a qualified domestic relations order;

(v)         in the case of a trust by distribution to one or more permissible beneficiaries of such trust;

(vi)       by private sales or transfers made in connection with any forward purchase agreement or similar arrangement or in connection with an extension of the Completion Window or in connection with the consummation of the Company’s initial Business Combination at prices no greater than the price at which the securities were originally purchased;

(vii)      to the Company for no value for cancellation in connection with the consummation of its initial Business Combination;

(viii)     in the event of the Company’s liquidation prior to the Company’s completion of its initial Business Combination;

(ix)       in the event of the Company’s completion of a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property subsequent to the completion of the Company’s initial Business Combination; or

(x)        to a nominee or custodian of a person or entity to whom a transfer would be permissible under clauses (i) through (x).

provided, however, that, in the case of clauses (i) through (vi) and (viii) through (x), these permitted transferees (the “Permitted Transferees”) must enter into a written agreement with the Company agreeing to be bound by the transfer restrictions in this Letter Agreement.

6.        As used herein, (i) “Business Combination” shall mean a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, involving the Company and one or more businesses or entities; (ii) “Shares” shall mean, collectively, the Ordinary Shares and the Founder Shares; (iii) “Founder Shares” shall mean the Company’s 7,011,290 Class B ordinary shares, par value $0.0001 per share, (or 6,096,774 shares if the over-allotment option is not exercised in full by the Underwriters) initially issued to Sponsor HoldCo and outstanding immediately prior to the consummation of the Public Offering; (iv) “Initial Shareholders” shall mean Sponsor HoldCo and any Non-Sponsor Investor that holds Founder Shares; (v) “Private Placement Warrants” shall mean the Warrants to purchase up to an aggregate of 3,821,591 Ordinary Shares of the Company that Sponsor HoldCo has agreed to purchase for an aggregate purchase price of $3,821,591, or $1.00 per Warrant, in a private placement that shall occur simultaneously with the consummation of the Public Offering;  (vi) “Section 16” shall mean Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission promulgated thereunder; (vii) “Trust Account” shall mean the trust fund into which a portion of the net proceeds of the Public Offering and certain proceeds from the sale of the Private Placement Warrants (to the extent overfunded) shall be deposited; (viii) Completion Window means 24 months from the closing of the Public Offering (or (i) up to 30 months from the closing of the Public Offering, by resolution of the Company’s board of directors or (ii) beyond 30 months from the closing of the Public Offering, by amendment of the Company’s amended and restated memorandum and articles of association, as they may be amended from time to time (the “Articles”)), as disclosed in the Prospectus; and (ix) “Transfer” shall mean to (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any security or any securities convertible into, or exercisable, or exchangeable for, Ordinary Shares, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security or any securities convertible into, or exercisable, or exchangeable for, Ordinary Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b).

7.          This Letter Agreement and the Securities Purchase Agreement between the Company and each Non-Sponsor Investor constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by each Non-Sponsor Investor that is the subject of any such change, amendment, modification or waiver.

8.        No party hereto may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the Company and each Non-Sponsor Investor and their respective successors, heirs and assigns and Permitted Transferees.

9.         Nothing in this Letter Agreement shall be construed to confer upon, or give to, any person or corporation other than the parties hereto any right, remedy or claim under or by reason of this Letter Agreement or of any covenant, condition, stipulation, promise or agreement hereof. All covenants, conditions, stipulations, promises and agreements contained in this Letter Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors, heirs, personal representatives and assigns and Permitted Transferees.

10.       This Letter Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Letter Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as part of this Letter Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

11.         This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Letter Agreement shall be brought and enforced in the courts of New York City, in the State of New York, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

12.        Any notice, consent or request to be given in connection with any of the terms or provisions of this Letter Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile or other electronic transmission.

13.       Each party hereto shall not be liable for any breaches or misrepresentations contained in this Letter Agreement by any other party to this Letter Agreement (including, for the avoidance of doubt, any Non-Sponsor Investor with respect to any other Non-Sponsor Investor), and no party shall be liable or responsible for the obligations of another party, including, without limitation, indemnification obligations and notice obligations.

14.         This Letter Agreement shall terminate on the earlier of (i) the expiration of the Lock-up Periods and (ii) the liquidation of the Company; provided, however, that this Letter Agreement shall earlier terminate in the event that the Public Offering is not consummated and closed by December 31, 2025; provided further that paragraph 4 of this Letter Agreement shall survive such liquidation.

15.        This Letter Agreement may be executed in any number of original, facsimile or electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g. www.docusign.com or www.echosign.com) or other transmission method, and each of such counterparts shall for all purposes be deemed to be an original duly and validly delivered and valid and effective for all purposes. All such counterparts shall together constitute but one and the same instrument.

[Signature page follows]

Sincerely,

/s/ Michael Melkersen
Name: Michael Melkersen

[Signature Page to Letter Agreement]

Sincerely,

/s/ Timothy B. Totten
Name: Timothy B. Totten

[Signature Page to Letter Agreement]

Sincerely,

/s/ Yaron Kassner
Name: Yaron Kassner

[Signature Page to Letter Agreement]

Sincerely,

NORTH COMMERCE PARKWAY CAPITAL LP

/s/ Jordan Abisch
By: Jordan Abisch
Title: Managing Member of the General Partner

[Signature Page to Letter Agreement]

Sincerely,

SPAC SPONSOR CAPITAL ACCESS

By:	/s/ Lee Robinson
Name: Lee Robinson
Title: Director

[Signature Page to Letter Agreement]

Sincerely,

/s/ Serge Nassif
Name: Serge Nassif

[Signature Page to Letter Agreement]

Sincerely,

HARRADEN CIRCLE INVESTORS, LP

BY: HARRADEN CIRCLE INVESTMENTS, LLC

/s/ Frederick V. Fortmiller
Name: Frederick V. Fortmiller, Jr.
Title: Managing Member

[Signature Page to Letter Agreement]

Sincerely,

HARRADEN CIRCLE SPECIAL OPPORTUNITIES, LP

BY: HARRADEN CIRCLE INVESTMENTS, LLC

/s/ Frederick V. Fortmiller
Name: Frederick V. Fortmiller, Jr.
Title: Managing Member

[Signature Page to Letter Agreement]

Sincerely,

ANSON INVESTMENTS MASTER FUND LP

By:	/s/ Moez Kassam
Name: Moez Kassam
Title: Director of Anson Advisors Inc., co-investment adviser of the Investor

[Signature Page to Letter Agreement]

Sincerely,

ANSON EAST MASTER FUND LP

By:	/s/ Moez Kassam
Name: Moez Kassam
Title: Director of Anson Advisors Inc., co-investment adviser of the Investor

[Signature Page to Letter Agreement]

Sincerely,

THE MANGROVE PARTNERS MASTER FUND, LTD.
BY: MANGROVE PARTNERS IM, LLC, ITS INVESTMENT MANAGER
BY: WARD DIETRICH, COO

By:	/s/ Ward T. Dietrich
Name: Ward T. Dietrich
Title: Chief Operating Officer Mangrove Partners

[Signature Page to Letter Agreement]

Sincerely,

BOOTHBAY FUND MANAGEMENT, LLC AS INVESTMENT ADVISOR FOR BOOTHBAY ABSOLUTE RETURN STRATEGIES, LP AND BOOTHBAY DIVERSIFIED ALPHA MASTER FUND LP

/s/ Michael Weaver
By: Michael Weaver
Title: Chief Operating Officer

[Signature Page to Letter Agreement]

Sincerely,

FIFTH LANE PARTNERS FUND, LP
By: Fifth Lane Capital, LP, Investment Manager

/s/ Cavan Copeland
Name: Cavan Copeland, Managing Partner

[Signature Page to Letter Agreement]

Sincerely,

YA II PN, LTD.
By: Yorkville Advisors Global, LP
Its: Investment Manager

By: Yorkville Advisors Global II, LLC
Its: General Partner

By:	/s/ Matthew Beckman
Name: Matthew Beckman
Title: Manager

[Signature Page to Letter Agreement]

Sincerely,

LMR PARTNERS LLP

By:	/s/ Shane Cullinane
Name: Shane Cullinane
Title: COO, LMR Partners LLP, acting in its capacity as investment adviser to LMR CCSA Master Fund Limited

[Signature Page to Letter Agreement]

Sincerely,

LMR PARTNERS LLP

By:	/s/ Shane Cullinane
Name: Shane Cullinane
Title: COO, LMR Partners LLP, acting in its capacity as investment adviser to LMR Multi- Strategy Master Fund Limited

[Signature Page to Letter Agreement]

Acknowledged and Agreed:

RENATUS TACTICAL ACQUISITION CORP I

By	/s/ Eric Swider
Name: Eric Swider
Title: Chief Executive Officer

[Signature Page to Letter Agreement]